INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED November 1, 2021 TO THE PROSPECTUSES
AND THE STATEMENT OF ADDITIONAL INFORMATION
DATED February 26, 2021, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco Active U.S. Real Estate ETF (PSR)
(the “Fund”)
Effective on or about March 31, 2022, the following changes apply:
Joe Rodriguez, Jr. will no longer serve as Portfolio Manager of the Fund. Accordingly, all information and references related to Mr. Rodriguez will be removed from the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information as of that date.
The following information replaces in its entirety the table appearing under the heading “Management of the Fund – Portfolio Managers” in the Prospectuses:
Name	Title with Sub-Adviser	Date Began Managing the Fund
Mark Blackburn	Portfolio Manager of the Sub-Adviser	November 2008
Grant Jackson	Portfolio Manager of the Sub-Adviser	March 2018
Darin Turner	Portfolio Manager of the Sub-Adviser	February 2015
Ping-Ying Wang	Portfolio Manager of the Sub-Adviser	November 2008
The following information replaces in its entirety the information appearing under the heading “Management of the Fund – Portfolio Managers” in the Statutory Prospectus:
The Adviser and Sub-Adviser each use teams of portfolio managers, investment strategists and other investment specialists (collectively, the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund. This team approach brings together many disciplines and leverages the Adviser’s and Sub-Adviser’s extensive resources.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his or her authority for risk management and compliance purposes that the Adviser or Sub-Adviser believes to be appropriate.
Investment decisions for the Fund are made by investment management teams at the Sub-Adviser. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund:
•
Mark Blackburn, Portfolio Manager of the Sub-Adviser, has been responsible for the management of the Fund since November 2008 and has been associated with the Sub-Adviser and/or its affiliates since 1998.
•
Grant Jackson, Portfolio Manager of the Sub-Adviser, has been responsible for the management of the Fund since March 2018 and has been associated with the Sub-Adviser and/or its affiliates since 2005.
•
Darin Turner, Portfolio Manager of the Sub-Adviser, has been responsible for the management of the Fund since February 2015 and has been associated with the Sub-Adviser and/or its affiliates since 2005.
•
Ping-Ying Wang, Portfolio Manager of the Sub-Adviser, has been responsible for the management of the Fund since November 2008 and has been associated with the Sub-Adviser and/or its affiliates since 1998.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.
Please Retain This Supplement For Future Reference.
PSR -SUMSTATSAI-SUP 110121